UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2007
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01  Other Events.

On March 1, 2007, Exelon Corporation (Exelon) subsidiary Commonwealth Edison Company (ComEd) filed a request with the Federal Energy Regulatory Commission (FERC) seeking approval to increase the rate it receives for transmission services.  The proposed rate increase would increase an average residential customer bill about 1.5%.  ComEd  is requesting that the new transmission rate, if accepted by FERC, be effective in May 2007.  ComEd is proposing that FERC approve a formula to calculate future transmission charges, updated annually to assure that under this rate customers pay the actual costs of providing transmission services.  ComEd’s transmission rate was last updated in 2003.  Between 2003 and the end of 2007, ComEd will have invested over $800 million in transmission-related plant to meet increasing demand and improve reliability.  ComEd cannot predict how much of a transmission rate increase the FERC may approve or when the rate increase will go into effect.  A copy of the rate request will be available at the following website: http://www.pjm.com/documents/to-ferc-filings.html.

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This combined Form 8-K is being filed separately by ComEd and Exelon (together, the Registrants).  Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf.  No Registrant makes any representation as to information relating to any other Registrant.

Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the SEC by ComEd and Exelon.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Neither ComEd nor Exelon undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer

EXELON CORPORATION

/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets
and Chief Financial Officer

March 2, 2007